SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report: October 30, 1998                     Commission File No. 1-10660
                -----------------                                        -------
(Date of earliest event reported)


                         BERKSHIRE REALTY COMPANY, INC.
                         ------------------------------
             (Exact name of registrant as specified in its Charter)



          Delaware                                       04-3086485
          ---------                                      ----------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


470 Atlantic Avenue, Boston, Massachusetts                 02210
------------------------------------------                 -----
 (Address of principal executive offices)                (Zip Code)


                                 (888) 867-0100
                                 ---------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

     On September 29, 1998, Berkshire Realty Company, Inc. (the "Company") filed with the Securities and Exchange Commission, as part of a Registration Statement on Form S-3 (File No. 333-64631), certain financial statements pursuant to Rule 3-14 of Regulation S-X (the "3-14 Financial Statements") relating to the acquisition of the real estate properties comprising the Company's Intercapital Portfolio and the Company's Cooper Portfolio. The Company is filing this Current Report on Form 8-K in order to more broadly disseminate the 3-14 Financial Statements to the public. A copy of the 3-14 Financial Statements has been filed in this Current Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements under Rule 3-14 of Regulation S-X.

    Intercapital Portfolio Combined Statement of Revenue Over Certain Operating Expenses for the Year Ended December 31, 1997

    Cooper Portfolio Combined Statement of Revenue Over Certain Operating Expenses for the Year Ended December 31, 1997 and for the Six Months Ended June 30, 1998 (unaudited)

(b) Pro Forma Financial Statements

    Pro Forma Condensed Consolidating Balance Sheet as of June 30, 1998 (unaudited)

    Notes to Pro Forma Condensed Consolidating Balance Sheet as of June 30, 1998 (unaudited)

    Pro Forma Condensed Consolidating Statement of Operations for the Year Ended December 31, 1997 (unaudited)

    Notes to Pro Forma Condensed Consolidating Statement of Operations for the Year Ended December 31, 1997 (unaudited)

    Pro Forma Condensed Consolidating Statement of Operations for the Six Month Period Ended June 30, 1998 (unaudited)

    Notes to Pro Forma Condensed Consolidating Statement of Operations for the Six Month Period Ended June 30, 1998 (unaudited)

(c) Exhibits

23.1 Consent of PricewaterhouseCoopers LLP, Independent Accountants

BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
INDEX TO FINANCIAL STATEMENTS


1998 Acquisitions:
-----------------

                                                                                     Page
                                                                                     ----
     Intercapital Portfolio Combined Statement of Revenue Over Certain Operating
     Expenses for the Year Ended December 31, 1997                                    2

     Cooper Portfolio Combined Statement of Revenue Over Certain Operating
     Expenses for the Year Ended December 31, 1997 and for the Six Months Ended
     June 30, 1998 (unaudited)                                                        7


Pro Forma Financial Statements:
------------------------------

     Pro Forma Condensed Consolidating Balance Sheet as of June 30, 1998
     (unaudited)                                                                      14

     Notes to Pro Forma Condensed Consolidating Balance Sheet as of June 30,
     1998 (unaudited)                                                                 15

     Pro Forma Condensed Consolidating Statement of Operations for the Year
     Ended December 31, 1997 (unaudited)                                              16

     Notes to Pro Forma Condensed Consolidating Statement of Operations for the
     Year Ended December 31, 1997 (unaudited)                                         18

     Pro Forma Condensed Consolidating Statement of Operations for the Six Month
     Period Ended June 30, 1998 (unaudited)                                           21

     Notes to Pro Forma Condensed Consolidating Statement of Operations for the
     Six Month Period  Ended June 30, 1998 (unaudited)                                22

                             INTERCAPITAL PORTFOLIO

                          COMBINED STATEMENT OF REVENUE

                         OVER CERTAIN OPERATING EXPENSES

                      for the year ended December 31, 1997

                        Report of Independent Accountants




To the Board of Directors and Stockholders of Berkshire Realty Company, Inc.:

We have audited the accompanying combined statement of revenue over certain operating expenses of the Intercapital Portfolio (the "Properties") for the year ended December 31, 1997. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operation of the Properties after acquisition by Berkshire Realty Company, Inc. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2) of the Intercapital Portfolio for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                            /s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
August 28, 1998

                             INTERCAPITAL PORTFOLIO
                       COMBINED STATEMENT OF REVENUE OVER
                           CERTAIN OPERATING EXPENSES
                      for the year ended December 31, 1997
                             (dollars in thousands)


Revenue:
    Rental                                                  $         13,657
    Other                                                                585
                                                            -----------------

                                                                      14,242
                                                            -----------------

Certain Operating Expenses (Notes 2 and 3):
    Real estate taxes and insurance                                    2,057
    General and administrative                                         1,777
    Repairs and maintenance                                            1,749
    Interest                                                           1,228
    Utilities                                                          1,211
                                                            -----------------

                                                                       8,022
                                                            -----------------

    Excess of Revenue over Certain Operating Expenses       $          6,220
                                                            =================




         The accompanying notes are an integral part of this statement.

                             INTERCAPITAL PORTFOLIO
                     NOTES TO COMBINED STATEMENT OF REVENUE
                         OVER CERTAIN OPERATING EXPENSES

1.       Description of Portfolio
         ------------------------

         The accompanying statement of revenue over certain operating expenses (the "Statement") includes the combined operations of six multi-family properties (collectively, the "Intercapital Portfolio") which were acquired by Berkshire Realty Company, Inc. ("Berkshire") from an unrelated third-party. The apartment communities in the Intercapital Portfolio are summarized as follows:

         Property Name                                    Location             Number of Units
         -------------                             -----------------------   --------------------
         Yorktown Apartments                       Houston, TX                       563
         The Bluffs Apartments                     Austin, TX                        382
         Carlyle Place Apartments                  San Antonio, TX                   184
         Pinto Ridge Apartments                    Austin, TX                        238
         Lodge Apartments                          Houston, TX                       240
         6200 Gessner Apartments                   Houston, TX                       659

2.       Basis of Accounting:
         -------------------

         The accompanying Statement has been prepared on the accrual basis of accounting. This Statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired. Accordingly, this statement excludes certain historical expenses not comparable to the operations of the property after acquisition, such as amortization, depreciation, property management fees, certain interest costs, corporate expenses and other costs not directly related to the future operations of the Intercapital Portfolio. Costs incurred in connection with residential turnover such as unit cleaning, painting, carpet cleaning or replacement and appliance replacement are included.

3.       Significant Accounting Policies
         -------------------------------

         Rental Revenue
         --------------

         Rental income attributable to residential rental agreements is recorded on the accrual method as earned. Apartment units are generally rented under lease agreements with terms of one year or less.

         Repairs and Maintenance
         -----------------------

         Costs incurred with residential turnover such as unit cleaning and carpet cleaning are expensed. Significant betterments and improvements are capitalized.

                             INTERCAPITAL PORTFOLIO
                     NOTES TO COMBINED STATEMENT OF REVENUE
                         OVER CERTAIN OPERATING EXPENSES
                                ($ in thousands)

3.       Significant Accounting Policies, continued
         ------------------------------------------

         Risks and Uncertainties
         -----------------------

         The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

4.       Debt Assumption
         ---------------

         In connection with the acquisitions, the mortgage debt (the "Notes") encumbering Lodge Apartments and 6200 Gessner Apartments totaling $14,385 at December 31, 1997 was assumed. The interest expense reflected relates to the Notes assumed. The Notes bear interest at 8.51% and mature on June 1, 2001.

         Principal payments due on the Notes during the next five years are approximately as follows:


              1998                                        $   125
              1999                                            136
              2000                                            148
              2001                                         13,977


                                COOPER PORTFOLIO

                          COMBINED STATEMENT OF REVENUE

                         OVER CERTAIN OPERATING EXPENSES

                      for the year ended December 31, 1997

                        Report of Independent Accountants



To the Board of Directors and Stockholders of Berkshire Realty Company, Inc.:

We have audited the accompanying statement of revenue over certain operating expenses of the Cooper Portfolio (the "Properties") for the year ended December 31, 1997. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operation of the Properties after acquisition by Berkshire Realty Company, Inc. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2) of the Cooper Portfolio for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                          /s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
September 11, 1998

                                COOPER PORTFOLIO
                       COMBINED STATEMENT OF REVENUE OVER
                           CERTAIN OPERATING EXPENSES
                             (dollars in thousands)


                                                                  For the Year            For the Six Months
                                                                     Ended                      Ended
                                                               December 31, 1997            June 30, 1998
                                                               -----------------            -------------
                                                                                             (Unaudited)

Revenue:
     Rental                                                     $        8,348              $        4,262
     Other                                                                 230                         185
                                                                ---------------             ---------------

                                                                         8,578                       4,447

Certain Operating Expenses (Notes 2 and 3):

     Real estate taxes and insurance                                       772                         379
     General and administrative                                            891                         394
     Repair and maintenance                                              1,336                         616
     Interest                                                            3,482                       1,719
     Utilities                                                             574                         326
                                                                ---------------             ---------------

                                                                         7,055                       3,434
                                                                ---------------             ---------------

     Excess of Revenue over Certain Operating Expenses          $        1,523              $        1,013
                                                                ===============             ===============



         The accompanying notes are an integral part of this statement.

                                COOPER PORTFOLIO
                     NOTES TO COMBINED STATEMENT OF REVENUE
                         OVER CERTAIN OPERATING EXPENSES
                             (dollars in thousands)


1.       Description of Portfolio
         ------------------------

         The accompanying statement of revenue over certain operating expenses (the "Statement") includes the combined operations of four multi-family properties (collectively, the "Cooper Portfolio") which were acquired by Berkshire Realty Company, Inc. ("Berkshire") from an unrelated third-party. The apartment communities in the Cooper Portfolio are summarized as follows:

             Property Name                                    Location             Number of Units
             -------------                                    --------             ---------------
             Essex House Apartments                     Atlanta, GA                      120
             River Parkway Apartments                   Atlanta, GA                      427
             Pines at Dunwoody Apartments               Atlanta, GA                      389
             Highlands at Briarcliff Apartments         Atlanta, GA                      140


2.       Basis of Accounting
         -------------------

         The accompanying Statement has been prepared on the accrual basis of accounting. This Statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired. Accordingly, this statement excludes certain historical expenses not comparable to the operations of the property after acquisition, such as amortization, depreciation, property management fees, corporate expenses and other costs not directly related to the future operations of the Cooper Portfolio.

3.       Significant Accounting Policies
         -------------------------------

         Rental Revenue
         --------------

         Rental income attributable to residential rental agreements is recorded on the accrual method as earned. Apartment units are generally rented under lease agreements with terms of one year or less.

                                COOPER PORTFOLIO
                     NOTES TO COMBINED STATEMENT OF REVENUE
                         OVER CERTAIN OPERATING EXPENSES
                             (dollars in thousands)


3.       Significant Accounting Policies, continued
         ------------------------------------------

         Repairs and Maintenance
         -----------------------

         Cost incurred with residential turnover such as unit cleaning and carpet cleaning are expensed. Significant betterments and improvements are capitalized.

         Risks and Uncertainties
         -----------------------

         The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.


         Unaudited Interim Information
         -----------------------------

         The statement of revenue over certain operating expenses for the six months ended June 30, 1998 is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such statement have been included. The results of operations for the period are not necessarily indicative of future operations.

                                COOPER PORTFOLIO
                     NOTES TO COMBINED STATEMENT OF REVENUE
                         OVER CERTAIN OPERATING EXPENSES
                             (dollars in thousands)


4.       Debt Assumption
         ---------------

         In connection with the acquisition, mortgage notes payable (the "Notes") encumbering the Cooper Properties of approximately $40,342 at December 31, 1997 were assumed. The interest expense reflected relates to the Notes assumed. The Notes require monthly payments of principal and interest and mature at various dates through 2027. The interest rates on the Notes range from 8.04% to 8.60%. Certain notes are subject to prepayment penalties of varying amounts in the event of early principal repayment.

         Principal payments due on the Notes during the next five years are approximately as follows:

              1998                                        $        443
              1999                                                 480
              2000                                                 521
              2001                                                 566
              2002                                                 614

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
                  PRO FORMA CONDENSED CONSOLIDATED INFORMATION
                                   (Unaudited)

The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet of Berkshire Realty Company, Inc. (the "Company") at June 30, 1998 is presented as if the acquisition of the Cooper Portfolio, acquired subsequent to June 30, 1998, had occurred as of June 30, 1998.

The accompanying unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1998 and for the year ended December 31, 1997 are presented as if all significant activity related to the following transactions had occurred on January 1, 1997: (i) the consummation of the 1997 public offering and issuance of 2.7 million shares of preferred stock,
(ii) the acquisition of the previously completed 1997 acquisitions reported on Form 8-K previously filed with the Securities and Exchange Commission (the "1997 Acquisitions") (iii) the significant acquisitions, (as defined in SEC Rule "3-14") consummated in 1998 and detailed below (the "1998 Acquisitions"), (iv) the drawdown in the unsecured line of credit as a result of such acquisitions, and (v) the disposition of real estate properties which occurred between January 1, 1997 and June 30, 1998 previously filed on Forms 8-K.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with historical financial statements and notes thereto of the Company reported on Form 10-Q for the six months ended June 30, 1998 and Form 10-K/A for the year ended December 31, 1997.

The unaudited pro forma condensed consolidated financial information prepared by Berkshire Realty Company, Inc. is not necessarily indicative of what the actual results of operations would have been for the six months ended June 30, 1998 or for the year ended December 31, 1997, had the previously described transactions actually occurred on January 1, 1997 and the effect thereof carried forward through the six month period ended June 30, 1998, nor do they purport to present the future results of operations or financial position of the Company.


1998 Acquisitions included in the pro forma financial statements:

---------------------------------------------------------------------------------------------------------------
    Property Acquisition               Location              Apartment Units         Date of Acquisition(s)
    --------------------               --------              ---------------         ----------------------
---------------------------------------------------------------------------------------------------------------
   Intercapital Portfolio          Houston, Austin                2,266                   1/98 - 4/98
                                  & San Antonio, TX
---------------------------------------------------------------------------------------------------------------
      Cooper Portfolio               Atlanta, GA                  1,076                       7/98
---------------------------------------------------------------------------------------------------------------

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                                  June 30, 1998
                                   (Unaudited)
                             (Dollars in thousands)

                                              Berkshire
                                              Realty                Cooper
                                              Company Inc.          Portfolio
                                              Historical            Acquisition             Pro Forma
                                              ------------          -----------             ----------

ASSETS

Multifamily apartment complexes,
  net of accumulated depreciation             $853,610              $59,266(a)             $ 912,876
Other real estate assets                        25,424                  -                     25,424
                                              --------             --------               ---------

       Total real estate assets                879,034               59,266                  938,300

Cash                                            13,878                 -                      13,878
Other assets                                    47,912                 -                      47,912
Workforce and intangible assets -
  net of accumulated amortization               15,965                 -                      15,965
                                              --------             --------               ---------

       Total assets                           $956,789             $ 59,266               $1,016,055
                                              ========             ========               ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                        $324,646             $ 40,420(b)             $ 365,066
Credit agreements and variable
  rate debt                                    167,096               18,846(a)               185,942
Other liabilities                               28,064                  -                     28,064
                                              --------              -------                ---------

       Total liabilities                       519,806               59,266                  579,072


Minority interest in Operating
  Partnership                                   87,757                  -                     87,757

Shareholders' equity                           349,226                  -                    349,226
                                              --------             --------                ---------

       Total liabilities and
         shareholders' equity                 $956,789             $ 59,266               $1,016,055
                                              ========             ========               ==========



    See accompanying notes to pro forma condensed consolidated balance sheet.

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
            NOTES TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                                  June 30, 1998
                                   (Unaudited)
                             (Dollars in thousands)


(a) Represents the purchase price, including closing costs of the accquisition of the Cooper Portfolio. The acquisition was funded by the drawdown from unsecured line of credit of $18,846 and the assumption of mortgage notes payable of $40,420.

(b) Mortgage notes payable assumed in conjunction with the acquisition of the Cooper Portfolio detailed as follows:

                                               Principal        Interest          Maturity
         Property                              Balance          Rate              Date
         --------                              -------          ----              ----
Essex House                                    $ 5,071          8.04%             4/2027
Highlands at Briarcliff                          5,311          8.04%             4/2022
Pines at Dunwoody                               12,838          8.04%             4/2025
River Parkway                                   17,200          8.60%             8/2006
                                               -------
                                               $40,420
                                               =======

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997
                                   (Unaudited)
                  (Dollars in thousands, except per share data)


                                                 Berkshire                                               1998 Acquisitions
                                                 Realty                                                  -----------------
                                                 Company Inc.                            1997       Intercapital       Cooper
                                                 Historical        Dispositions      Acquisitions     Portfolio       Portfolio
                                                 ------------      ------------      ------------   ------------      ---------
Revenue:                                                               (a)               (b)              (b)              (b)
     Rental                                       $109,974           $  (967)         $ 32,770        $ 13,657         $ 8,348
     Other income                                    5,525               (68)            1,498             585             230
                                                  --------           --------         --------        --------          ------

             Total revenue                         115,499            (1,035)           34,268          14,242          8,578
                                                  --------           --------         --------        --------          ------

Expenses:
     Property operating                             33,710              (173)            8,442           5,041           2,964
     Real estate taxes                              10,042               (92)            4,089           1,753            609
     Property management fees                          903               (60)             -                -               -
     Property management operations                  5,565               -               3,264             -               -
     General and administrative                      5,744               -                -                -               -
     Interest                                       24,006               -              10,054           1,228           3,482
     Amortization of workforce acquired              8,043               -                -                -               -
     Costs assoc. with Advisor Transaction           2,400               -                -                -               -
     Provision for loss                              1,850               -                -                -               -
     Depreciation and amortization                  35,273               -              11,986           3,893(f)        2,822(f)
                                                  --------           -------            ------          ------          ------

             Total expenses                        127,536              (325)           37,835          11,915           9,877
                                                  --------              ----            ------          ------          ------

Income (loss) from operations before
  Joint venture income (loss), minority
  interest and gains on sale of assets             (12,037)             (710)           (3,567)          2,327          (1,299)


Joint venture income (loss)                         (4,910)            4,910              -                -               -

Minority interest in Operating
     Partnership                                     2,154               -                -                -               -
                                                  --------           -------          --------          ------          ------

Income (loss) before gains on
  sales and extraordinary items                    (14,793)            4,200            (3,567)          2,327          (1,299)

Income allocated to preferred shareholders          (1,659)              -                -               -                -
                                                  ---------          -------           -------          ------          ------

Income (loss) allocated to common
  shareholders before gains on
  sales and extraordinary items                    (16,452)            4,200            (3,567)          2,327          (1,299)

Income (loss) per common share
before gains on sales and
extraordinary items
 (basic and diluted)                                  (.61)

Weighted average shares                         27,099,522



           See accompanying notes to pro forma condensed consolidated statement of operations.

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997
                                   (Unaudited)
                             (Dollars in thousands)


                                                            Other
                                                            Adjustments                 Pro Forma
                                                            -----------                 ---------
Revenue:
   Rental                                                    $   -                     $ 163,782
   Other income                                                   637(c)                   8,407
                                                              -------                    -------

             Total revenue                                        637                    172,189
                                                              -------

Expenses:
   Property operating                                            -                        49,984
   Real estate taxes                                             -                        16,401
   Property management fees                                      -                           843
   Property management operations                                 250(d)                   9,079
   General and administrative                                    -                         5,744
   Interest                                                     4,167(e)                  42,937
   Amortization of workforce
     acquired                                                    -                         8,043
   Costs assoc. with Advisor Transaction                 -                                 2,400
   Provision for loss                                            -                         1,850
  Depreciation and amortization                                  -                        53,974
                                                              -------                    -------

             Total expenses                                     4,417                    191,255
                                                              -------                    -------

Income (loss) from operations before
  Joint venture net income (loss), minority
  interest and gains on sale of assets                         (3,780)                   (19,066)


Joint venture net income (loss)                                  -                            -

Minority interest from Operating
  Partnership                                                   2,782(g)                   4,936
                                                              -------                     ------

Income (loss) before gains on
  sales and extraordinary items                                  (998)                   (14,130)

Income (loss) allocated to preferred shareholders              (4,499)(h)                 (6,158)
                                                              -------                     ------

Income (loss) allocated to common shareholders
   before gains on sales and extraordinary items               (5,497)                   (20,288)

Income (loss) per common share before gains on
   sales and extraordinary items
   (basic and diluted)                                                                      (.54)

Weighted average shares                                                               37,252,211


           See accompanying notes to pro forma condensed consolidated statement of operations.

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997
                                   (Unaudited)
                             (Dollars in thousands)


(a) Results of operations, for the following properties sold in 1997 and 1998, for the year ended December 31, 1997 are detailed below:

                                           Brookwood    Spring     College        Total
                                           Village      Valley     Plaza          Dispositions
                                           ---------    ------     -------        ------------
Revenue:
    Rental                                 $  -         $ -         $  (967)        $   (967)
    Other income                              -           -             (68)             (68)
                                           -------     -------      --------        --------

Total revenue                                 -           -          (1,035)          (1,035)
                                           -------     -------      -------         ---------

Expenses:
    Property operating                        -           -            (173)            (173)
    Real estate taxes                         -           -             (92)             (92)
    Property management fees                  -           -             (60)             (60)
    Property management operations            -           -              -               -
    General and administrative                -           -              -               -
    Interest                                  -           -              -               -
    Amortization of intangibles               -           -              -               -
    Non-recurring charges                     -           -              -               -
    Provision for loss                        -           -              -               -
    Depreciation and amortization             -           -              -               -
                                           -------    --------      -------          -------

Total expenses                                -           -            (325)            (325)
                                           -------    --------      -------          -------

(Income) loss from
operations                                    -            -           (710)            (710)

Joint venture net (income)
    loss                                      726      4,184             -             4,910
                                           ------     ------        -------           ------

(Income) loss before gains
on sales and extraordinary items              726      4,184           (710)           4,200
                                           ======     ======        =======        =========


(b) Approximates the historical results of operations for the period prior to acquisition, as adjusted for depreciation, for the 1998 Acquisitions and 1997 Acquisitions (detailed below) for the year ended December 31, 1997:


                                             SunChase &      Emerald        Citibank    Questar       Total 1997
                                             Polos West      Portfolio      Portfolio   Portfolio     Acquisitions
                                             ----------      ---------      ---------   -----------   ------------
Revenue:
     Rental                                  $  974          $ 2,813        $ 6,777     $ 22,206       $32,770
     Other income                               -                  7            282        1,209         1,498
                                             ------          -------        -------       ------       -------

     Total revenue                              974            2,820          7,059       23,415        34,268
                                             ------          -------        -------       ------       -------

Expenses:
     Property operating                         278            1,155          1,740        5,269         8,442
     Real estate taxes                          105              148            938        2,898         4,089
     Property management fees                   -               -              -             -             -
     Property management operations    -                        -              -           3,264         3,264
     General and administrative                 -               -              -             -             -
     Interest                                   157              831           -           9,066        10,054
     Amortization of intangibles                -               -              -             -             -
     Non-recurring charges                      -               -              -             -             -
     Provision for loss                         -               -              -             -             -
     Depreciation and amortization(f)           286              873          2,460        8,367        11,986
                                               ----           ------         -------      ------       -------

     Total expenses                             826            3,007          5,138       28,864        37,835
                                             ------           ------         -------      -------      --------

Income (loss) from operations                $  148          $ (187)        $ 1,921     $ (5,449)      $(3,567)
                                             ======          =======        =======     =========      ========

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997
                                   (Unaudited)
                             (Dollars in thousands)



(c) Interest income of $637 on the $7,500 loan to be made pursuant to the Questar Transaction at 9.7% per annum for the period prior to acquisition.

(d) Additional property management operations of $250 attributable to the increased asset base.

(e) Pro forma effect of increase in interest expense related to the 1997 Acquisitions and the 1998 Acquisitions of the Cooper and Intercapital Portfolios.

                                            Average
                                            Historical
                                            Interest         Pro forma      Historical
                            Pro forma       Rate at          Interest       Interest
                            Balance         12/31/97         Expense        Expense               Adjustment

  Variable rate
  credit facility           $91,000         7.00%            $6,370         $1,879                $ 4,491

   Historical interest expense related to certain Questar mortgages totaling
   $9,891 which were refinanced subsequent to acquisition                                            (824)

   Pro forma interest expense on refinanced mortgage loans using a principal
   balance of $7,381 with interest at 7.75%                                                           500
                                                                                                   ------

                                                                            Total adjustment      $ 4,167
                                                                                                   ======

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997
                                   (Unaudited)
                             (Dollars in thousands)


(f) Detail of pro forma depreciation adjustment is presented as follows:

                                                                      Estimated
                                                                      Lives of
     Property                                    Basis                Assets (Yrs.)         Depreciation
     --------                                    -----                -------------         ------------

         1997 Acquisitions
         -----------------
         Polos West and Sunchase                   13,950             3 to 25                   286
         Emerald Portfolio                         27,360             3 to 25                   873
         Citibank Portfolio                        60,300             3 to 25                 2,460
         Questar Portfolio                        174,935             3 to 25                 8,367
                                                                                            -------
                                                                                             11,986
         1998 Acquisitions
         -----------------
         Intercapital Portfolio                    81,757             3 to 25                 3,893
         Cooper Portfolio                          59,266             3 to 25                 2,822
                                                                                            -------

         Pro forma depreciation adjustment                                                  $18,701
                                                                                            =======


(g) Pro forma minority interest (19.57%) in Operating Partnership.


(h) Preferred dividends on 2.7 million preferred shares issued at $25.00 per share with a dividend rate of 9%.

         Pro forma dividends                   Historical dividends                      Adjustment
         -------------------                   --------------------                      ----------

               $6,158                                  $1,659                              $4,499

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1998
                                   (Unaudited)
                  (Dollars in thousands, except per share data)

                                                 Berkshire
                                                 Realty                            1998 Acquisitions(b)
                                                 Co.,  Inc.                  Intercapital   Cooper        Other
                                                 Historical   Dispositions   Portfolio      Portfolio   Adjustments       Pro Forma
                                                 ----------   ------------   ------------   ---------   -----------       ---------
Revenue:                                                         (a)
     Rental                                     $   81,633     $   (24)        $ 1,837        $ 4,262                  $    87,708
     Other income                                    3,494         (13)             79            185          -             3,745
                                               -----------   ---------         -------        -------      -------         -------

             Total revenue                          85,127         (37)          1,916          4,447          -            91,453
                                               -----------   ---------         -------        -------      -------         -------

Expenses:
     Property operating                             23,776         (18)            727          1,405          -            25,890
     Real estate taxes                               8,112          (7)            213            310          -             8,628
     Property management fees                           15          (5)             -              -           -                10
     Property management operations                  3,908           -              -              -           125(f)        4,033
     General and administrative                      3,365           -              -              -           -             3,365
     Interest                                       17,167           -             307          1,719        1,930(c)       21,123
     Costs associated with Advisor
       Transaction                                     -             -              -              -           -              -
     Amortization of acquired
       workforce                                     6,516           -              -              -           -             6,516
     Depreciation and amortization                  26,127           -             462(d)       1,411(d)       -            28,000
                                                 ---------    --------          ------        -------      -------         -------

             Total expenses                         88,986         (30)          1,709          4,845        2,055          97,565
                                                  --------    --------         -------        -------      -------         -------

Income (loss) from operations before joint
 venture net income (loss), minority interest
 and gains on sale of assets                        (3,859)         (7)            207           (398)      (2,055)         (6,112)


Joint venture net income (loss)                        132        (132)             -              -           -              -

Minority Interest in Operating
  Partnership                                        1,023           -              -              -           779 (e)       1,802
                                                  --------    --------          ------        -------      -------         -------

Income (loss) before gains on
  sales and extraordinary items                 $   (2,704)    $  (139)        $   207        $  (398)     $(1,276)    $    (4,310)

Income allocated to preferred shareholders          (3,096)          -              -              -           -            (3,096)
                                                  --------     -------         -------        -------      -------         -------

Income (loss) allocated to
  common shareholders before
  gains on sales and extraordinary
  items                                         $   (5,800)    $  (139)        $   207        $  (398)     $(1,276)    $    (7,406)

Income (loss) per common share
  before gains on sales and extraordinary
  items (basic and diluted)                           (.16)                                                                   (.20)

Weighted average shares                         36,677,369                                                              37,252,211



                  See accompanying notes to pro forma condensed
                     consolidated statement of operations.

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1998
                                   (Unaudited)
                             (Dollars in thousands)

(a) Historical results of operations, for the following properties sold in 1998, for the six months ended June 30, 1998.


                                          College       Spring      Total
                                          Plaza         Valley      Dispositions
                                          -------       ------      ------------
Revenue:
   Rental                                 $   (24)      $  -        $   (24)
   Other income                               (13)         -            (13)
                                          -------       ------      --------
   Total revenue                              (37)         -            (37)
                                          -------       ------      --------

Expenses:
   Property operating                         (18)         -            (18)
   Real estate taxes                           (7)         -             (7)
   Property management fees                    (5)         -             (5)
   Property management operations             -            -             -
   General and administrative                 -            -             -
   Interest                                   -            -             -
   Amortization of intangibles                -            -             -
   Non-recurring charges                      -            -             -
   Provision from losses                      -            -             -
   Depreciation and amortization              -            -             -
                                          -------       ------       ------

Total expenses                                (30)         -            (30)
                                          -------       ------      -------

(Income) loss from
   operations                                  (7)         -             (7)
Joint venture net (income)
    loss                                      -           (132)        (132)
                                          -------       ------      -------

(Income) loss before gains
   on sales and extraordinary items           $(7)       $(132)     $  (139)
                                          =======       ======      =======


(b) Approximates the historical results of operations for period prior to acquisition, for the 1998 Acquisitions for the six months ended June 30, 1998.

(c) Pro forma effect of increase in interest expense related to the 1998 acquisitions of the Cooper and Intercapital Portfolios.

                                            Average
                                            Historical
                                            Interest         Pro forma      Historical
                            Pro forma       Rate at          Interest       Interest
                            Balance         6/30/98          Expense        Expense         Adjustment

  Variable rate
  credit facility           $ 115,000       6.9%              $ 3,968       $ 2,038         $ 1,930

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1998
                                   (Unaudited)
                             (Dollars in thousands)


(d)  Detail of pro forma depreciation adjustment is presented as follows:

                                                                             Estimated
                                                                             Lives of
           Property                              Basis                       Assets (Yrs.)         Depreciation
           --------                              -----                       -------------         ------------

           1998 Acquisitions
           -----------------
           Intercapital Portfolio                 $81,757                    3 to 25               $  462
           Cooper Portfolio                        59,266                    3 to 25                1,411
                                                                                                   ------

           Pro forma depreciation adjustment                                                       $1,873
                                                                                                   ======





(e)  Pro forma minority interest (19.57%) in Operating Partnership.


(f) Additional property management operations of $125 attributable to the increased asset base.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 26, 1998
                                           BERKSHIRE REALTY COMPANY, INC.


                                           /s/ David F. Marshall
                                           -------------------------------------
                                           David F. Marshall
                                           President and Chief Executive Officer